UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2016

MARTIN CURRIE

INTERNATIONAL UNCONSTRAINED EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Martin Currie International Unconstrained Equity Fund for the period since the Fund’s inception on November 30, 2015 through May 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2016

II	Martin Currie International Unconstrained Equity Fund

Investment commentary

This Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on November 30, 2015 through May 31, 2016).

Economic review

The pace of U.S. economic activity moderated during from the Fund’s inception on November 30, 2015 through May 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in personal consumption expenditures (“PCE”) and less export activity. The U.S. Department of Commerce’s final reading for first quarter 2016 GDP growth — released after the reporting period ended — was 1.1%. This further slowdown was attributed to a number of factors, including a deceleration in PCE, a larger decrease in nonresidential fixed investment and a downturn in federal government spending.

Job growth in the U.S. was generally solid and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.0%, as reported by the U.S. Department of Labor. By May 2016, unemployment was 4.7%, its lowest level since December 2007.

Turning to the global economy, in its April 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation…. The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, and June 15, 2016 (after the reporting period ended), the Fed kept rates on hold.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015,

Martin Currie International Unconstrained Equity Fund	III

Investment commentary (cont’d)

before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 2014 through October 2015, with the last cut pushing rates down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Martin Currie International Unconstrained Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets plus borrowings for investment purposes, if any, in equity and equity related securities of foreign companies and other investments with similar economic characteristics. (The Fund does not currently intend to borrow for investment purposes.) The Fund is generally unconstrained by any particular sector, geography or market capitalization.

We focus on companies that generally have a strong history of offering high and sustainable returns on invested capital over time and seek to acquire securities of companies with reasonable valuations based on our thorough assessment of the company’s long-term potential. When we identify an opportunity we find attractive, we aim to make a long-term capital commitment.

The equity securities in which the Fund will invest may include common stocks, preferred stocks, convertible bonds, securities convertible into common stock, depositary receipts and synthetic foreign equity securitiesi, including international warrants and other instruments with similar economic characteristics. The Fund may use synthetic foreign equity securities to obtain market exposure where direct access is not otherwise available. The Fund may also enter into derivatives as a substitute for buying or selling securities; to obtain market exposure; and to manage cash.

The Fund may seek investment opportunities in any foreign country and under normal market conditions will invest in or have exposure to securities of companies located in at least three foreign countries. The Fund may invest without limit in securities of companies located in any foreign country, including countries with developed or emerging markets. The Fund may invest in companies of any size and market capitalization, but will typically invest in those companies with market capitalizations in excess of $5 billion. The Fund’s portfolio is expected to be highly concentrated, with approximately 25-40 holdings.

While the Fund is generally unconstrained within its equity universe, we seek to be risk aware and to control company risk through extensive due diligence. We also manage risk at a portfolio level; however, this is not managed relative to any benchmark.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period ended May 31, 2016 was a tumultuous period. One of the dominating themes was the extreme volatility in commodity prices, particularly oil. Oil prices hit multi-year lows of under $28 a barrel for Brent Crude in January 2016. However, the price rallied from this point and continued to rise over the next few months. Unusually, in the first quarter of 2016, global equity markets were positively correlated to the oil price.

Monetary policy remained a key concern for investors over the period. In December 2015, the European Central Bank (“ECB”)ii disappointed the market by deciding not to increase its monthly quantitative-easing program, leading to a sharp fall in markets and a rise in the euro. However, in March 2016, the ECB reversed this decision and unveiled a larger-than-expected stimulus

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	1

Fund overview (cont’d)

package. Meanwhile, in December 2015 the Federal Reserve Board (“Fed”)iii raised its benchmark rate by 25 basis pointsiv, after months of speculation. However, a more dovish Janet Yellen implied in later announcements that a more gradual path of U.S. interest rate rises was the most likely outcome for 2016. Elsewhere, the Bank of Japan shocked markets by implementing negative interest rates on excess reserves in February.

Concerns over Chinese growth also resurfaced, leading to weakness in the markets in the early part of the period. The sell-off in late 2015 continued into the New Year, as onshore investors’ confidence in local policy stayed weak. In April 2016, Standard & Poor’s cut its outlook on China’s credit rating from ‘stable’ to ‘negative’ saying economic rebalancing is likely to take longer than expected.

Q. How did we respond to these changing market conditions?

A. The Fund is focused on companies that consistently create shareholder value and are in control of their own destinies — not those at the mercy of macro factors such as commodity prices. We continue to look for stocks with a long track record of cash generation, strong competitive moats and a high degree of visibility in future returns. We believe that a portfolio made up of stocks with these qualities should deliver superior outcomes for long-term investors.

Performance review

For the six-month period since inception on November 30, 2015 through May 31, 2016, Class A shares of Martin Currie International Unconstrained Equity Fund returned -1.10%. The Fund’s unmanaged benchmark, the MSCI All-Country World Index ex-U.S.v returned -1.37% for the same period. The Lipper International Multi-Cap Growth Funds Category Average1 returned -1.93% over the six-month period ended May 31, 2016.

Performance Snapshot as of May 31, 2016 (unaudited)
(excluding sales charges)	6 months	Since Fund Inception*
Martin Currie International Unconstrained Equity Fund:
Class A	-1.10%	-1.10%
Class I	-1.00%	-1.00%
Class IS	-1.00%	-1.00%
MSCI All-Country World Index ex-U.S.	-1.37%	-1.37%
Lipper International Multi-Cap Growth Funds Category Average[1]	-1.93%	-1.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period since inception on November 30, 2015 through May 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 443 funds in the Fund’s Lipper category, and excluding sales charges.

2	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

one year represent cumulative figures and are not annualized. Results for longer periods will differ in some cases substantially.

Investors should understand that the Fund is not managed relative to any benchmark or index. As such, any comparison of the Fund’s performance to that of a benchmark or index is not likely to be meaningful. The benchmark performance stated is for informational purposes only.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is November 30, 2015.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2015, the gross total annual operating expense ratios for Class A, Class I and Class IS shares were 3.03%, 2.68% and 2.58%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.35% for Class A shares, 1.00% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Geberit AG (which develops, manufactures and distributes high-end sanitary products and systems for the residential and industrial construction industry) performed well during the period. This Swiss multinational’s products have become an increasingly aspirational lifestyle choice among consumers, and we continue to see strong growth opportunities in the segment. The company confounded consensus expectations for growth, with particular strength in the German market. In addition, we believe the market is underestimating the strategic benefits of Geberit’s acquisition of bathroom ceramics firm, Sanitec, which offers the company the opportunity to realize its growth potential outside its core markets. During the period, Irish food company, Kerry Group PLC, Class A Shares, was also a strong performer. The firm is reaping the benefit of significant new investment in research and development facilities, which are designed to capture the industry’s trend to outsource and its greater focus on taste and nutrition. Shares in Australian specialty biotech firm, CSL Ltd., also fared well during the period. The company has a long history

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	3

Fund overview (cont’d)

of high and sustainable returns, driven by cost efficiency in a largely consolidated market, with a high barrier to entry.

Q. What were the leading detractors from performance?

A. U.K. retailer, Next PLC, was the worst performer over the period. The company disappointed the market with poor Christmas trading, largely as a consequence of uncharacteristically warm weather in the build-up to the seasonally significant final quarter. While we were attracted to its long-term drivers of strong returns, specifically a robust positioning in online distribution and service capability in distribution, we became increasingly concerned that the company’s advantages over competitors were being eroded. As a result, we sold our stock in this company in April. Compagnie Financiere Richemont SA, which owns some of the most prestigious and well-established brands in high-design jewelry and specialty watches globally, also saw weakness in its share price. The company’s short-term outlook was impacted by the terrorist attacks in Europe, as well as China’s continued clampdown on corruption and ‘gifting’ affecting sales in Hong Kong and Macau. However, while the industry has seen a large reduction in demand, we believe that this should be short term and the company should re-establish a long pattern of solid demand growth and pricing power. Broadcasting firm, Sky PLC, was also a poor performer. In April, churn (the proportion of subscribers discontinuing their subscriptions) rose in all three of its markets. However this remains a very high-quality, low beta business.

Q. Were there any significant changes to the Fund during the period?

A. We have not made any significant changes to the portfolio since inception. We are long-term investors and, as such, we expect the Fund’s annual stock turnover to be low — under 20%. However, we are constantly monitoring what is held and researching if there are better alternatives to what is already in the Fund.

As highlighted above, we sold Next PLC. We bought Swiss testing and inspection firm SGS SA, which has a long history of stable returns on invested capital (ROIC). The new CEO has refocused the core business, streamlined the cost base and set out a five-year plan to deliver margin expansion. We forecast strong growth in free cash flow, with limited capital requirements inherent in the company’s business model. We also completed new purchases in pure-play semiconductor foundry business Taiwan Semiconductor Manufacturing Co., Ltd. In our opinion, it has a considerable advantage over other foundries, due to a combination of superior technology and a strong balance sheet. Finally, we added, French apparel company Hermes International during the period. The company restricts its production and distribution of high-fashion leather and silk products to control both quality and availability. This has resulted in waiting lists, and the products being viewed as an absolute luxury — driving pricing power.

Thank you for your investment in Martin Currie International Unconstrained Equity Fund. As always, we appreciate that you have chosen us to manage your assets and

4	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

we remain focused on achieving the Fund’s investment goals.

Sincerely,

Martin Currie, Inc.

June 20, 2016

RISKS: The Fund is newly organized, with a limited history of operations. Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may be significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or sectors. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. In addition to the Fund’s operating expenses, the Fund will indirectly bear the operating expenses of any underlying funds. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2016 were: Health Care (20.5%), Consumer Staples (19.3%), Information Technology (15.0%), Industrials (12.6%) and Consumer Discretionary (12.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual for future performance.

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	5

Fund overview (cont’d)

[i]

Synthetic foreign equity securities are a type of derivative issued by a bank or other financial institution designed to replicate the economic exposure of buying an equity security directly in a particular foreign market.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[v]	The MSCI All-Country World Index ex-U.S. (“MSCI ACWI ex-U.S.”) is a market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

6	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2015 and held for the six months ended May 31, 2016, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.10%	$1,000.00	$989.00	1.19%	$5.92	Class A	5.00%	$1,000.00	$1,019.05	1.19%	$6.01
Class I	-1.00	1,000.00	990.00	0.91	4.53	Class I	5.00	1,000.00	1,020.45	0.91	4.60
Class IS	-1.00	1,000.00	990.00	0.90	4.48	Class IS	5.00	1,000.00	1,020.50	0.90	4.55

8	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

[1]	For the period November 30, 2015 (inception date) to May 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance figure is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

[4]	For the six months ended May 31, 2016 (unaudited).

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class I†	Class IS†
Inception* through 5/31/16	-1.10%	-1.00%	-1.00%

With sales charges[2]	Class A†	Class I†	Class IS†
Inception* through 5/31/16	-6.79%	-1.00%	-1.00%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/30/15 through 5/31/16)	-1.10%
Class I (Inception date of 11/30/15 through 5/31/16)	-1.00
Class IS (Inception date of 11/30/15 through 5/31/16)	-1.00

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*	Inception date for Class A, I and IS shares is November 30, 2015.

10	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Martin Currie International Unconstrained Equity Fund vs. MSCI All-Country World Index ex-U.S.† — November 30, 2015 - May 31, 2016

Value of $1,000,000 invested in

Class I and Class IS Shares of Martin Currie International Unconstrained Equity Fund vs. MSCI All-Country World Index ex-U.S.† — November 30, 2015 - May 31, 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and Class IS shares of Martin Currie International Unconstrained Equity Fund on November 30, 2015 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI All-Country World Index ex-U.S. The MSCI All-Country World Index ex-U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index is calculated assuming the minimum possible dividend reinvestment. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	11

Schedule of investments

May 31, 2016

Martin Currie International Unconstrained Equity Fund

Security	Shares	Value
Common Stocks — 95.9%
Consumer Discretionary — 12.0%
Media — 3.0%
Sky PLC	8,677	$121,105	(a)
Specialty Retail — 2.5%
Industria de Diseno Textil SA	2,914	98,343	(a)
Textiles, Apparel & Luxury Goods — 6.5%
Compagnie Financiere Richemont SA, Registered Shares	1,941	114,117	(a)
Hermes International	395	142,658	(a)
Total Textiles, Apparel & Luxury Goods		256,775
Total Consumer Discretionary		476,223
Consumer Staples — 19.3%
Food Products — 5.2%
Kerry Group PLC, Class A Shares	2,311	208,194	(a)
Household Products — 3.8%
Reckitt Benckiser Group PLC	1,510	150,118	(a)
Personal Products — 6.4%
L’Oreal SA	574	107,713	(a)
Unilever NV, CVA	3,234	145,150	(a)
Total Personal Products		252,863
Tobacco — 3.9%
British American Tobacco PLC	2,534	154,087	(a)
Total Consumer Staples		765,262
Financials — 7.6%
Insurance — 7.6%
AIA Group Ltd.	29,800	173,411	(a)
Prudential PLC	6,336	126,688	(a)
Total Financials		300,099
Health Care — 20.5%
Biotechnology — 4.2%
CSL Ltd.	2,008	167,755	(a)
Health Care Equipment & Supplies — 8.0%
Coloplast A/S, Class B Shares	1,806	136,527	(a)
Essilor International SA	1,396	182,010	(a)
Total Health Care Equipment & Supplies		318,537
Pharmaceuticals — 8.3%
Novo Nordisk A/S, Class B Shares	3,335	185,131	(a)
Roche Holding AG	542	142,094	(a)
Total Pharmaceuticals		327,225
Total Health Care		813,517

See Notes to Financial Statements.

12	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

Martin Currie International Unconstrained Equity Fund

Security		Shares	Value
Industrials — 12.6%
Building Products — 4.2%
Geberit AG, Registered Shares		437	$166,876	(a)
Machinery — 6.4%
Atlas Copco AB, Class A Shares		5,435	140,193	(a)
Kone OYJ, Class B Shares		2,395	113,029	(a)
Total Machinery			253,222
Professional Services — 2.0%
SGS SA, Registered Shares		38	81,015	(a)
Total Industrials			501,113
Information Technology — 15.0%
IT Services — 3.4%
Cognizant Technology Solutions Corp., Class A Shares		2,200	135,168	*
Semiconductors & Semiconductor Equipment — 7.1%
ARM Holdings PLC		8,565	122,901	(a)
Taiwan Semiconductor Manufacturing Co., Ltd.		33,000	158,116	(a)
Total Semiconductors & Semiconductor Equipment			281,017
Software — 4.5%
Check Point Software Technologies Ltd.		2,100	178,437	*
Total Information Technology			594,622
Materials — 3.6%
Chemicals — 3.6%
Croda International PLC		3,321	141,430	(a)
Telecommunication Services — 5.3%
Diversified Telecommunication Services — 2.7%
Singapore Telecommunications Ltd.		38,100	106,876	(a)
Wireless Telecommunication Services — 2.6%
China Mobile Ltd.		9,000	102,422	(a)
Total Telecommunication Services			209,298
Total Investments before Short-Term Investments (Cost — $3,828,734)			3,801,564

	Rate
Short-Term Investments — 5.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $202,089)	0.454%	202,089	202,089
Total Investments — 101.0% (Cost — $4,030,823#)			4,003,653
Liabilities in Excess of Other Assets — (1.0)%			(38,487)
Total Net Assets — 100.0%			$3,965,166

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $4,030,858.

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	13

Schedule of investments (cont’d)

May 31, 2016

Martin Currie International Unconstrained Equity Fund

Abbreviation used in this schedule:
CVA	— Certificaaten van aandelen (Share Certificates)

Summary of Investments by Country** (unaudited)
United Kingdom	24.0%
Switzerland	12.6
France	10.8
Denmark	8.0
Ireland	5.2
Israel	4.5
Hong Kong	4.3
Australia	4.2
Taiwan	3.9
Sweden	3.5
United States	3.4
Finland	2.8
Singapore	2.7
China	2.6
Spain	2.5
Short-Term Investments	5.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2016 and are subject to change.

See Notes to Financial Statements.

14	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

Statement of assets and liabilities

May 31, 2016

Assets:
Investments, at value (Cost — $4,030,823)	$4,003,653
Foreign currency, at value (Cost — $4,529)	4,539
Deferred offering costs	85,572
Receivable from investment manager	25,291
Dividends and interest receivable	14,261
Prepaid expenses	1,719
Total Assets	4,135,035

Liabilities:
Payable for offering and organization costs	112,310
Trustees’ fees payable	39
Service and/or distribution fees payable	21
Accrued expenses	57,499
Total Liabilities	169,869
Total Net Assets	$3,965,166

Net Assets:
Par value (Note 6)	$4
Paid-in capital in excess of par value	3,995,206
Undistributed net investment income	30,098
Accumulated net realized loss on investments and foreign currency transactions	(32,964)
Net unrealized depreciation on investments and foreign currencies	(27,178)
Total Net Assets	$3,965,166

Net Assets:
Class A	$98,861
Class I	$103,992
Class IS	$3,762,313

Shares Outstanding:
Class A	10,000
Class I	10,504
Class IS	380,000

Net Asset Value:
Class A (and redemption price)	$9.89
Class I (and redemption price)	$9.90
Class IS (and redemption price)	$9.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.49

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	15

Statement of operations

For the Period Ended May 31, 2016†

Investment Income:
Dividends	$53,640
Interest	228
Less: Foreign taxes withheld	(4,352)
Total Investment Income	49,516

Expenses:
Offering costs (Note 1)	85,571
Audit and tax fees	20,400
Organization costs (Note 1)	18,101
Custody fees	14,689
Investment management fee (Note 2)	14,419
Shareholder reports	9,900
Fund accounting fees	8,749
Legal fees	6,024
Trustees’ fees	228
Registration fees	188
Service and/or distribution fees (Notes 2 and 5)	120
Transfer agent fees (Note 5)	49
Miscellaneous expenses	6,531
Total Expenses	184,969
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(167,521)
Net Expenses	17,448
Net Investment Income	32,068

Realized and Unrealized Loss on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(32,963)
Foreign currency transactions	(11,761)
Net Realized Loss	(44,724)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(27,170)
Foreign currencies	(8)
Change in Net Unrealized Appreciation (Depreciation)	(27,178)
Net Loss on Investments and Foreign Currency Transactions	(71,902)
Decrease in Net Assets From Operations	$(39,834)

†	For the period November 30, 2015 (inception date) to May 31, 2016.

See Notes to Financial Statements.

16	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

Statement of changes in net assets

For the Period Ended May 31,	2016†

Operations:
Net investment income	$32,068
Net realized loss	(44,724)
Change in net unrealized appreciation (depreciation)	(27,178)
Decrease in Net Assets From Operations	(39,834)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	4,005,000
Increase in Net Assets From Fund Share Transactions	4,005,000
Increase in Net Assets	3,965,166

Net Assets:
Beginning of period	—
End of period*	$3,965,166
*Includes undistributed net investment income of:	$30,098

†	For the period November 30, 2015 (inception date) to May 31, 2016.

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.07
Net realized and unrealized loss	(0.18)
Total loss from operations	(0.11)

Net asset value, end of period	$9.89
Total return[3]	(1.10)%

Net assets, end of period (000s)	$99

Ratios to average net assets:
Gross expenses[4]	9.89%
Net expenses[4,5,6]	1.19
Net investment income[4]	1.38

Portfolio turnover rate	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to May 31, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.08
Net realized and unrealized loss	(0.18)
Total loss from operations	(0.10)

Net asset value, end of period	$9.90
Total return[3]	(1.00)%

Net assets, end of period (000s)	$104

Ratios to average net assets:
Gross expenses[4]	9.61%
Net expenses[4,5,6]	0.91
Net investment income[4]	1.68

Portfolio turnover rate	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to May 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.08
Net realized and unrealized loss	(0.18)
Total loss from operations	(0.10)

Net asset value, end of period	$9.90
Total return[3]	(1.00)%

Net assets, end of period (000s)	$3,762

Ratios to average net assets:
Gross expenses[4]	9.61%
Net expenses[4,5,6]	0.90
Net investment income[4]	1.68

Portfolio turnover rate	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to May 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Martin Currie International Unconstrained Equity Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	21

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Information technology	$313,605	$281,017	—	$594,622
Other common stocks	—	3,206,942	—	3,206,942
Total long-term investments	$313,605	$3,487,959	—	$3,801,564
Short-term investments†	202,089	—	—	202,089
Total investments	$515,694	$3,487,959	—	$4,003,653

†	See Schedule of Investments for additional detailed categorizations.

For the period ended May 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At May 31, 2016, securities valued at $3,487,959 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	23

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

(i) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends

24	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$9,790	—	$(9,790)
(b)	(11,760)	$11,760	—

(a)	Reclassifications are due to non-deductible 12b-1 fees, non-deductible offering costs and non-deductible organization costs for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Martin Currie Inc. (“Martin Currie”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Martin Currie and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Martin Currie an aggregate fee equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocaetd to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	25

Notes to financial statements (cont’d)

of Class A, Class I and Class IS shares did not exceed 1.35%, 1.00% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the period ended May 31, 2016, fees waived and/or expenses reimbursed amounted to $167,521.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration are as follows:

	Class A	Class I	Class IS
Expires May 31, 2019	$4,171	$4,355	$158,995
Fees waived/expense reimbursements subject to recapture	$4,171	$4,355	$158,995

For the period ended May 31, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”) a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended May 31, 2016, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the period ended May 31, 2016, there were no CDSCs paid to LMIS and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee may have selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees would be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

26	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of May 31, 2016, Legg Mason and its affiliates owned 99.9% of the Fund.

3. Investments

During the period ended May 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,932,318
Sales	65,588

At May 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$121,207
Gross unrealized depreciation	(148,412)
Net unrealized depreciation	$(27,205)

4. Derivative instruments and hedging activities

During the period ended May 31, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to it’s Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the period ended May 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees†	Transfer Agent Fees†
Class A	$120	$12
Class I	—	17
Class IS	—	20
Total	$120	$49

†	For the period November 30, 2015 (inception date) to May 31, 2016.

For the period ended May 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements†
Class A	$4,171
Class I	4,355
Class IS	158,995
Total	$167,521

†	For the period November 30, 2015 (inception date) to May 31, 2016.

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

6. Shares of beneficial interest

At May 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended May 31, 2016†
	Shares	Amount
Class A
Shares sold	10,000	$100,000
Net increase	10,000	$100,000

Class I
Shares sold	10,504	$105,000
Net increase	10,504	$105,000

Class IS
Shares sold	380,000	$3,800,000
Net increase	380,000	$3,800,000

†	For the period November 30, 2015 (inception date) to May 31, 2016.

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the period ended May 31, 2016.

As of May 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$32,956
Deferred capital losses*	(32,929)
Other book/tax temporary differences(a)	(2,858)
Unrealized appreciation (depreciation)(b)	(27,213)
Total accumulated earnings (losses) — net	$(30,044)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

28	Martin Currie International Unconstrained Equity Fund 2016 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Martin Currie International Unconstrained Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Martin Currie International Unconstrained Equity Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2015 (commencement of operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2016

Martin Currie International Unconstrained Equity Fund 2016 Annual Report	29

Board approval of management and subadvisory agreements (unaudited)

At its November 2015 meeting, the Fund’s Board of Trustees (the “Board”) approved the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the sub-advisory agreement between the Manager and Martin Currie Inc. (“Martin Currie”) and the sub-advisory agreement between the Manager and Western Asset Management Company (“Western Asset”) pursuant to which Western Asset provides day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such sub-advisory agreement. (Each sub-advisory agreement is referred to as a “Sub-Advisory Agreement.”) Martin Currie and Western Asset are each referred to herein as a “Sub-Adviser.” (The Management and Sub-Advisory Agreements are jointly referred to as the “Agreements.”) The Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager and the Sub-Advisers to assist the Board, and in particular the Independent Trustees, in considering the Management and Sub-Advisory Agreements, respectively.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreements.

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and each Sub-Adviser under the Management and Sub-Advisory Agreements, respectively. The Board also considered the supervisory activities to be provided by the Manager over the Sub-Advisers. In addition, the Board received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, including the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers and the services rendered by the Manager and the Sub-Advisers. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel that would be serving the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board

30	Martin Currie International Unconstrained Equity Fund

discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight to be provided by the Manager. The Board also considered brokerage policies and practices, including the policies and practices regarding soft dollars.

The Board reviewed and considered, the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers (the sub-advisory fees and the Contractual Management Fee are collectively referred to as the “Management Fees”). The Board also noted that the Manager would waive fees and reimburse expenses to the extent necessary to maintain specified expense levels until December 31, 2016 unless the Board consents to an earlier termination.

With respect to profitability, the Board noted the start-up status of the Fund.

Given the expected asset size of the Fund during the term of the Agreements and the breakpoints included in the Contractual Management Fee, the Board concluded that any anticipated economies of scale were appropriately reflected in the Contractual Management Fee.

The Board considered other benefits expected to be received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the structure of the fees, as well as the nature, extent and quality of the services expected to be provided, the Manager’s commitment to the Fund and the ancillary benefits expected to be received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the approval of each Agreement is in the best interest of the Fund.

Martin Currie International Unconstrained Equity Fund	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Martin Currie International Unconstrained Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Retired. Trustee of American Federation of Arts since 1998; formerly, Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

32	Martin Currie International Unconstrained Equity Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

Martin Currie International Unconstrained Equity Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly, Director of TeleTech Holdings, Inc. (business process outsourcing)

34	Martin Currie International Unconstrained Equity Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	154
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Martin Currie International Unconstrained Equity Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

36	Martin Currie International Unconstrained Equity Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Martin Currie International Unconstrained Equity Fund	37

Martin Currie

International Unconstrained Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Martin Currie Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Martin Currie International Unconstrained Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Martin Currie International Unconstrained Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Martin Currie International Unconstrained Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

MCXX282736 7/16 SR16-2827

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the period ending May 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $0 in May 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the service affiliates during the Reporting Period that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Period for products and services provided by the Auditor were $0 in May 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for May 31, 2016; Tax Fees were 100% for May 31, 2016; and Other Fees were 100% for May 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in May 31, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 22, 2016